EXHIBIT 99.1

Miromatrix Announces the First Successful Transplant of a Bioengineered Whole Organ in a Large Animal

Preclinical study of clinically relevant liver transplants advances the decellularization/recellularization approach, representing a key advancement in new therapies for acute and chronic liver failure patients

EDEN PRAIRIE, Minn., Oct. 7, 2021 – Miromatrix Medical Inc. (NASDAQ: MIRO), a life sciences company pioneering a novel technology for bioengineering fully transplantable organs to help save and improve patients’ lives, today announced it has successfully completed the first ever heterotopic implant of its bioengineered liver transplant into a large animal. The transplant was part of a preclinical study in collaboration with researchers at Mayo Clinic, designed to assess the initial transplantation and functionality of a bioengineered liver in an acute liver failure model. It utilized decellularized porcine liver scaffolds recellularized with human vascular cells and porcine hepatocytes, which were implanted into pigs suffering acute liver failure. The results, published in Nature Communications Biology, showed the pigs that received the bioengineered livers maintained detectable hepatic health in the graft, sustained blood perfusion and demonstrated early liver function post transplantation. The successful completion of these transplants demonstrates efficacy of bioengineering whole organs through the process of decellularization and recellularization, an exciting advancement given the chronic shortage of donor organs for liver failure patients.

“The results of this important study provide the proof of concept we have been working towards for the last several years – demonstrating that organs developed in a lab can be successfully transplanted in preclinical models,” said Jeff Ross, Ph.D., Miromatrix CEO. “Now that we have demonstrated our technology in a large animal model, we are targeting our initial human clinical trial with an external liver in the second half of 2022 for acute liver failure, bringing us closer to our goal of eliminating the organ transplant waitlist.”

The study included five pigs, of which three were implanted with a liver scaffold seeded with human vascular cells and porcine hepatocytes. All pigs were monitored for up to 48 hours, during which time the transplanted organ showed critical performance metrics, including the ability to sustain blood flow and key liver function both before and after transplantation. These post-operative results address the critical vascular challenge in tissue engineering that has previously inhibited advancement in this field.

There are approximately 11,500 people on the liver transplant waitlist in the U.S. today. No medications, dialysis or therapeutic devices exist that offer curative treatment for liver failure patients. The only option is a liver transplant.

The study explains: “Liver transplantation is the only curative therapy for acute and chronic liver failure; however, access to this treatment is limited by a persistent shortage of donor organs. Whole organ bioengineering has the potential to fulfill this unmet need by offering a virtually limitless supply of bioengineered liver grafts.”

“This study lays the foundation for further research of the potential of bioengineered livers as a solution for patients who do not receive a transplant,” said Dr. Scott Nyberg, Ph.D., director of the Mayo Clinic liver support program and lead author on the study.

Miromatrix previously demonstrated the ability to revascularize a decellularized liver scaffold with human vascular cells and sustain perfusion in a large animal recovery model in a study published in Nature Biomedical Engineering in 2019. This new study builds on that foundation by implanting a liver scaffold seeded with human endothelial cells and porcine hepatocytes into a pig donor recipient and showing detectable hepatic function and sustained blood perfusion. The approach sets up Miromatrix’ advancement with plans for human clinical trials, including a historic Liver Assist Trial slated for the second half of 2022, which will assess the function of a bioengineered liver in humans via an external application.

With approximately 114,000 people in the U.S. waiting for a life-saving organ transplant and more than half expected to die before receiving one, Miromatrix' patented perfusion decellularization and recellularization technology offers hope of new options for transplantation and an answer to the unmet need of thousands of patients across the country waiting for a life-saving organ. In June, the company completed its Initial Public Offering and in August, announced the key strategic investors participating in its May Series C preferred round: Baxter (NYSE: BAX), CareDx (NASDAQ: CDNA) and DaVita (NYSE: DVA).

Mayo Clinic and Dr. Nyberg have a financial interest in the technology referenced in this news release. Mayo Clinic will use any revenue it receives to support its not-for-profit mission in patient care, education and research.

About Miromatrix

Miromatrix Medical Inc. is a life sciences company pioneering a novel technology for bioengineering fully transplantable human organs to help save and improve patients' lives. The Company has developed a proprietary perfusion technology platform for bioengineering organs that it believes will efficiently scale to address the shortage of available human organs. The Company's initial development focus is on human livers and kidneys. For more information, visit miromatrix.com.

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